UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: October 25, 2019
(Date of earliest event reported)

SUN COMMUNITIES INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State of Incorporation)	Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 200,	Southfield,	Michigan	48034
(Address of Principal Executive Offices)				(Zip Code)

(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Sun Communities, Inc. (the “Company”) previously entered into an At the Market Offering Sales Agreement dated July 28, 2017, as amended (the “Agreement”), with BMO Capital Markets Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Fifth Third Securities, Inc., RBC Capital Markets, LLC, BTIG, LLC, Jefferies LLC, Credit Suisse Securities (USA) LLC, Samuel A. Ramirez & Company, Inc. and Robert W. Baird & Co. Incorporated, as sales agents, relating to the offer and sale, from time to time through the sales agents, of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $450 million through an “at-the-market offering” program (the “ATM Program”).

On October 25, 2019, the Company amended the Agreement to, among other things, add Regions Securities LLC as a sales agent under the ATM Program.

The foregoing description of the amendment to the Agreement is not complete and is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

In connection with the amendment to the Agreement, on October 25, 2019, the Company filed a new prospectus supplement with the Securities and Exchange Commission covering the offering of shares of Common Stock that remain unsold under the ATM Program (the “New Prospectus Supplement”). Attached as Exhibit 5.1 to this Form 8-K is a copy of the opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, a Professional Corporation, regarding certain Maryland law matters, including the validity of such shares of Common Stock offered pursuant to the New Prospectus Supplement.

This Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy shares of Common Stock, and there shall not be any sale of such shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
1.1	Amendment No. 2 To At the Market Sales Offering Sales Agreement, dated October 25, 2019
5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, a Professional Corporation
23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, a Professional Corporation (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: October 25, 2019	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer